Exhibit 10.2

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of February 14, 2026, between Fusion Fuel Green PLC, an Irish public limited company (the “Company”), and each investor identified on the signature pages hereto (each, including its successors and assigns, an “Investor” and collectively, the “Investors”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), Regulation D and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Investor agree as follows:

1.  Purchase and Sale of the Securities.

1.1  Sale and Issuance of the Securities.

(a) Prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to each of the Investors of: (i) a number of Class A ordinary shares of the Company, nominal value $0.0035 per share (each, a “Share” and, collectively, the “Shares”), and/or a prefunded warrant to purchase a number of Shares at an exercise price equal to the nominal value of a Share, in the form attached hereto as Exhibit A (each, a “Pre-Funded Warrant” and, collectively, the “Pre-Funded Warrants”), set forth on the signature page hereto; (ii) one (1) three-year warrant to purchase one hundred percent (100%) of the number of Shares and Shares underlying any Pre-Funded Warrant purchased by such Investor pursuant to clause (i) hereto, at an exercise price per Share equal to one hundred fifty percent (150%) of the “Minimum Price” (as defined in Nasdaq Listing Rule 5635(d)(1)(A) of The Nasdaq Stock Market LLC), in the form attached hereto as Exhibit B (the “150% Price Warrant”); and (iii) one (1) three-year warrant to purchase one hundred percent (100%) of the number of Shares and Shares underlying any Pre-Funded Warrant purchased by such Investor pursuant to clause (i) hereto, at an exercise price per Share equal to two hundred percent (200%) of the Minimum Price, in the form attached hereto as Exhibit C (the “200% Price Warrant” and, together with the 150% Price Warrants, the “Common Warrants”, and together with the Pre-Funded Warrants, the “Warrants”), and (iv) the issuance of the Shares upon the exercise of (A) the Pre-Funded Warrants (the “Pre-Funded Warrant Shares”); and (B) the Common Warrants (the “Common Warrant Shares” and together with the Pre-Funded Warrant Shares, the “Warrant Shares”). The Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities”.

(b) Subject to the terms and conditions of this Agreement, the Investors agree to purchase at the Closing, and the Company agrees to sell and issue to each of the Investors at the Closing, the respective Shares and/or the respective Pre-Funded Warrant to purchase Shares authorized pursuant to Section 1.1(a) hereof, the respective 150% Price Warrant authorized pursuant to Section 1.1(a) hereof, and the 200% Price Warrant authorized pursuant to Section 1.1(a) hereof, at a purchase price equal to (i) the Minimum Price plus $0.25 multiplied by the number of Shares purchased pursuant to Section 1.1(a) hereof and any Shares that the Pre-Funded Warrant purchased pursuant to Section 1.1(a) hereof may be exercised to purchase, less (ii) the product of the nominal value per Share multiplied by the number of Shares that the Pre-Funded Warrant purchased pursuant to Section 1.1(a) hereof may be exercised to purchase.

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1.2 Closing; Delivery. Subject to the terms and conditions of this Agreement, the issuance of the Shares and Warrants shall take place remotely via the exchange of documents and signatures on a day on which the principal trading market for the Company’s Shares is open for trading (a “Trading Day”) and on such day all conditions set forth in this Agreement have been satisfied (or waived as permitted herein) at such time as the Company and the Investors mutually agree upon, orally or in writing, but in any event no later than five (5) Trading Days of the date of this Agreement (which time and place are designated as the “Closing” and such date, the “Closing Date”). Each Investor’s Subscription Amount (as defined below) set forth on the signature page hereto executed by such Investor shall be remitted by such Investor by wire transfer of immediately available funds directly to the Company no later than five (5) Trading Days of the date of this Agreement in accordance with the wire instructions that the Company shall deliver to each Investor no later than two (2) Trading Days prior to the Closing, provided that, notwithstanding the foregoing, the Subscription Amount of Beaconsfield Ventures Ltd. or any affiliate thereof shall be due no later than two (2) Trading Days following the date that the Registration Statement (as defined below) is declared effective by the Commission. On or before the Closing Date, the Company shall irrevocably instruct its transfer agent (the “Transfer Agent”) to issue the Shares purchased by each Investor hereunder in DRS book entry form, free and clear of any liens or encumbrances, and the Company shall deliver to the Investors the Common Warrants and any Pre-Funded Warrants. For purposes hereof, “Subscription Amount” means, as to each Investor, the aggregate amount to be paid for the Shares and Warrants purchased hereunder, as specified below such Investor’s name on the signature page of this Agreement next to the caption “Subscription Amount,” in United States dollars and in immediately available funds.

(a) Except as otherwise provided below, on or prior to the Closing, the Company shall deliver to each Investor the following:

(i) this Agreement duly executed by the Company;

(ii) a copy of the irrevocable instructions the “Transfer Agent Instructions”) to the Transfer Agent instructing the Transfer Agent to deliver evidence of the issuance of such Investor’s Shares as held in DRS book-entry form by the Transfer Agent and registered in the name of such Investor;

(iii) if applicable, Pre-Funded Warrants registered in the name of such Investor to purchase up to that number of Shares equal to the difference between (A) the number of Shares otherwise issuable to such Investor that would cause such Investor’s beneficial ownership of Shares to be more than the Beneficial Ownership Limitation (as defined below), subject to adjustment therein (the “Beneficial Ownership Limitation” shall be 4.99% (or, at the election of an Investor at Closing, 9.99%) of the number of Shares outstanding immediately after giving effect to the issuance of the Securities on the Closing Date), minus (B) the number of Shares purchased by such Investor hereunder;

(iv) a 150% Price Warrant;

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(v) a 200% Price Warrant; and

(vi) the Company shall have provided each Investor with the Company’s wire instructions, on Company letterhead and executed by the Chief Executive Officer or Chief Financial Officer.

(b) On or prior to the Closing, each Investor shall deliver to the Company the following:

(i) this Agreement duly executed by such Investor;

(ii) a duly completed and executed accredited investor questionnaire, together with such additional information and documentation as may be reasonably requested by the Company to verify the Investor’s status as an accredited investor and to enable the Company to conduct anti-money laundering (AML) and know-your-customer (KYC) searches in accordance with applicable law and Company policy;

(iii) the Investor’s aggregate subscription amount for the Shares and Warrants by wire transfer to the bank account designated by the Company; and

(iv) a duly executed, correct, complete and accurate IRS Form W-8 or W-9 (or any successor form), as applicable.

1.3  Use of Proceeds. The Company covenants and agrees that it shall use the net proceeds of the sale of Shares and Warrants for general corporate and working capital purposes and to pay any fees and expenses in connection with the transactions contemplated hereby.

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2.  Representations and Warranties of the Company. The Company represents and warrants to each of the Investors that, except as set forth in the disclosure schedules attached to this Agreement (the “Disclosure Schedules”), which disclosure schedules shall be deemed a part hereof and shall qualify any representation made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules (or where such disclosure is obvious that it applies to any other Company representation made herein), as of the date hereof and as of the Closing Date:

2.1 Organization, Good Standing and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Ireland and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of this Agreement or the Securities, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement or the Warrants (any of (i), (ii) or (iii), a “Material Adverse Effect”). Other than as set forth in the SEC documents (as defined below) or Section 2.1 of the Disclosure Schedules, the Company has no Subsidiaries. “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding share capital or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary. “Person” means any individual, corporation, partnership, limited liability company, trust, unincorporated organization, government or agency or political subdivision thereof or any other entity.

2.2  Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) have been duly authorized by the Company’s board of directors or other governing body, as applicable, and, other than: (i) the filings required pursuant to Section 4.4 of this Agreement, (ii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby and (iii) the filing of Form D with the Securities and Exchange Commission (“Commission”) and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”), no further consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company or its Subsidiaries, their respective boards of directors or their shareholders or other governing body. This Agreement has been, and the other Transaction Documents to which it is a party will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Warrants and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

2.3 Valid Issuance of the Securities. The Securities being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein and therein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement. The Warrants being purchased by the Investors hereunder, when paid for and issued in accordance with this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Warrant Shares have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Warrants and applicable state and federal securities laws.

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2.4  No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares and the Warrant Shares and the reservation for issuance of the Warrant Shares) will not (i) result in a violation of the Amended and Restated Memorandum and Articles of Association of the Company, as amended to date (the “Constitution”) (including, without limitation, any certificate of designation contained therein), or the articles of incorporation, bylaws or other organizational documents of any of its Subsidiaries, or any share capital or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Capital Market (the “Principal Market”) and including all applicable foreign, federal and state laws, rules and regulations, including the laws, rules and regulations of Ireland) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

2.5  Offering. Subject to the truth and accuracy of each Investor’s representations and warranties set forth in Section 3 of this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of applicable state and federal securities laws, and neither the Company nor any authorized agent acting on its behalf has taken or will take any action that would cause the loss of such exemption or to contravene any applicable rules and regulations of the Principal Market or any other market or quotation system on which the Company’s securities are listed or traded. The issuance and sale of the Securities hereunder do not contravene the rules and regulations of the Principal Market or any other market or quotation system on which the Company’s securities are listed or traded.

2.6 No Integrated Offering. None of the Company, its Subsidiaries or any of their Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any such securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of shareholders of the Company for purposes of the 1933 Act or under any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their Affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act (other than pursuant to the registration provisions of this Agreement) or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company. “Affiliate” means, with respect to any specified Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such Person. For purposes of this definition, “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by contract, or otherwise.

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2.7  SEC Documents; Financial Statements. Except as disclosed in Schedule 2.7 of the Disclosure Schedules or the SEC Documents or would otherwise not have a Material Adverse Effect, during the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of the Company to any of the Investors which is not included in the SEC Documents (including, without limitation, information in the Disclosure Schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with IFRS and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

2.8 Absence of Certain Changes. Except as disclosed in the SEC Documents or the Disclosure Schedules, since the date of the Company’s most recent audited financial statements contained in a Form 20-F, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries. Except as disclosed in the SEC Documents or the Disclosure Schedules, since the date of the Company’s most recent audited financial statements contained in a Form 20-F, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Except as disclosed in the SEC Documents or the Disclosure Schedules, neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings.

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2.9 No Undisclosed Events, Liabilities, Developments or Circumstances. Except as disclosed in the SEC Documents or in the Disclosure Schedules, no event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form F-1 filed with the Commission relating to an issuance and sale by the Company of its Shares and which has not been publicly announced, (ii) could have a material adverse effect on any Investor’s investment hereunder or (iii) could have a Material Adverse Effect.

2.10 Capitalization. As of February 13, 2026, the authorized capital of the Company consists of $351,212.50 divided into 100,000,000 Shares with a nominal value of $0.0035 each, of which 2,345,718 are outstanding; 2,125,000 Class B ordinary shares with a nominal value of $0.0001 each, none of which are outstanding; 10,000,000 preferred shares with a nominal value of $0.0001 each, of which 4,171,327 are outstanding; and €25,000 divided into 25,000 deferred ordinary shares with a nominal value of €1.00 each, of which none are outstanding. Except as disclosed in the SEC Documents, the Company has not issued any shares of capital since its most recently filed periodic report under the 1934 Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents, except as may have been waived in writing. Except as disclosed in the SEC Documents, the issuance and sale of the Securities will not obligate the Company to issue Shares or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. Except as disclosed in the SEC Documents, there are no outstanding securities or instruments of the Company or any Subsidiary that contain any mandatory redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any share appreciation rights or “phantom share” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital of the Company are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with all foreign, federal and state securities laws.

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2.11  Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company or the Subsidiary that questions the validity of this Agreement or the Warrants, or the right of the Company to enter into such agreements, or to consummate the transactions contemplated thereunder, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition or affairs of the Company or the Subsidiary, financially or otherwise, or any change in the current equity ownership of the Company or the Subsidiary, nor is the Company or the Subsidiary aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company’s or the Subsidiary’s employees, their use in connection with the Company’s or the Subsidiary’s business of any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers. Except as disclosed in the SEC Documents, neither the Company nor any of its Subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. Except as disclosed in the SEC Documents, there is no action, suit, proceeding or investigation by the Company or any of its Subsidiaries currently pending or that the Company intends to initiate.

2.12  Transactions With Affiliates and Employees. Except as set forth in the SEC Documents or in Section 2.12 of the Disclosure Schedules, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, shareholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including share option agreements under any share option plan of the Company.

2.13 Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS or any other criteria applicable to such statements, and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established and maintained disclosure controls and procedures (as defined in 1934 Act Rules 13a-15(e) and 15d-15(e)) for the Company and its Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic annual report under the 1934 Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic annual report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, except as set forth in Section 2.13 of the Disclosure Schedule or in the SEC Documents, there have been no changes in the internal control over financial reporting (as such term is defined in the 1934 Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

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2.14  Omitted

2.15  Listing and Maintenance Requirements. The Company’s Shares are registered pursuant to Section 12(b) of the 1934 Act, and, except as set forth in Section 2.15 of the Disclosure Schedules or in the SEC Documents, the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Shares under the 1934 Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth in the SEC Documents or Section 2.15 of the Disclosure Schedules, the Company has not in the 12 months preceding the date hereof received notice from the Principal Market or any other trading Market on which the Shares are or have been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Market or other trading market. Except as set forth in the SEC Documents or Section 2.15 of the Disclosure Schedules, the Company is in compliance with all such listing and maintenance requirements. The Shares are currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

2.16  Application of Takeover Protections. Except as set forth in the SEC Documents, no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Constitution (or similar charter documents) or the laws of Ireland that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Investors’ ownership of the Securities, is applicable to the Company.

2.17 Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local and all foreign tax returns, reports and declarations required to be made or filed by it in any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges required to be paid by it (whether or not shown or determined to be due on such returns, reports and declarations) and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes claimed to be due from any of the Company or its Subsidiaries by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

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2.18  No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Investors and certain other “accredited investors” within the meaning of Rule 501 under the 1933 Act.

2.19  Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other Person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

2.20  No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company.

2.21 Acknowledgment Regarding Investors’ Purchase of Securities. The Company acknowledges and agrees that the Investors are acting solely in the capacity of an arm’s length Investor with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Investor or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Investors’ purchase of the Securities. The Company further represents to the Investors that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

2.22  Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

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2.23 Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or Affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

2.24 Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable U.S. and foreign financial record-keeping and reporting requirements, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action (as defined below), suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

2.25 No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the 1933 Act, none of the Company, any of its predecessors, any Affiliate issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of twenty percent (20%) or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Investors a copy of any disclosures provided thereunder.

2.26 Omitted

2.27 Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person, to its knowledge, acting on its behalf has provided any of the Investors or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information, which is not otherwise disclosed in the SEC Documents or will be disclosed in a separate report or other document to be filed with the SEC on or prior to the date that the Registration Statement (as defined below) is declared effective by the Commission. The Company understands and confirms that the Investors will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Investors regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Company’s best knowledge, the press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3 hereof.

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3. Representations and Warranties of the Investors. Each Investor hereby represents and warrants to the Company on the date hereof and on the Closing Date that:

3.1  Authorization. Such Investor is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. Such Investor has full power and authority to enter into this Agreement, and the Agreement constitutes its valid and legally binding obligation, enforceable against such Investor in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The execution, delivery and performance of this Agreement by such Investor and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary all necessary corporate, partnership, limited liability company or similar legal action, as applicable, and no further consent or authorization of such Investor is required.

3.2  No Conflict. The execution, delivery and performance of this Agreement by such Investor and the consummation by such Investor of the transactions contemplated thereby will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement to which such Investor is a party or by which such Investor is bound or to which any of the property or assets of such Investor is subject, (b) conflict with or result in any violation of the provisions of the organizational documents of such Investor, or (c) violate any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Investor or the property or assets of such Investor, except in the case of clauses (a) and (c), for such conflicts, breaches, violations or defaults as would not prevent the consummation of the transactions contemplated by this Agreement.

3.3 Purchase Entirely for Own Account. This Agreement is made with such Investor in reliance upon such Investor’s representation to the Company, which by such Investor’s execution of this Agreement such Investor hereby confirms, that the Securities will be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the distribution of any part thereof in violation of the 1933 Act or any applicable federal or state securities laws, and that such Investor has no present intention of selling, granting any participation in or otherwise distributing the same (this representation and warranty not limiting such Investor’s right to sell such Securities being issued pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Securities. Such Investor is acquiring the Securities hereunder in the ordinary course of its business.

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3.4  Disclosure of Information. Such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. Such Investor further represents that it has had an opportunity to ask questions and received answers from the Company regarding the terms and conditions of the offering of the Securities, the merits and risks of investing in the Securities and the business, properties, prospects and financial condition of the Company. Such Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

3.5  Experience. Such Investor, either alone or together with its representatives, is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge, sophistication and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities and has so evaluated the merits and risks of such investment. If other than an individual, Investor also represents it has not been organized for the purpose of acquiring the Securities.

3.6  Investor Status. At the time such Investor was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be either (i) an “accredited investor” within the meaning of Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12), or (a)(13) under the Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the 1933 Act.

3.7  No Disqualification Events. Neither (A) the Investor, (B) any of its directors, managers, executive officers, other officers that may serve as a director, manager or officer of any company in which it invests, general partners or managing members, nor (C) any beneficial owner of the Company’s voting equity securities (in accordance with Rule 506(d) of the Act) held by the Investor is subject to any “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Act.

3.8 Restricted Securities. Such Investor understands that the Securities will be characterized as “restricted securities” under the federal securities laws inasmuch as the issuance of the Securities has not been registered under the Act or under the “blue sky” laws of any jurisdiction and that under such laws and applicable regulations such securities may be resold only if such sale is registered pursuant to the Act or without registration under the Act, if eligible, pursuant to the provisions of Rule 144 promulgated by the Commission pursuant to the Act (“Rule 144”) or pursuant to another available exemption from the registration requirement of the Act. Such Investor represents that it is familiar with Rule 144 and understands the resale limitations imposed thereby and by the Act. Such Investor has been advised and understands that the Company, in issuing the Securities, is relying upon, among other things, the representations and warranties of such Investor contained in this Section 3 in concluding that such issuance is a “private offering” and is exempt from the registration provisions of the Act. Such Investor is aware that the Company is under no obligation to effect any such registration with respect to the Securities, or to file for or comply with any exemption from registration, except as otherwise contemplated in this Agreement.

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3.9  Exculpation Among Investors. The Investor acknowledges that it is not relying upon any Person, firm or corporation in making its investment or decision to invest in the Company. Neither the Investor nor any of its controlling persons, officers, directors, partners, agents or employees shall be liable to any other equity holder in the Company for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

3.10  Foreign Investors. If the Investor is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code), the Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. The Investor’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Investor’s jurisdiction.

3.11  No General Solicitation. Such Investor is not, to such Investor’s knowledge, purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Investor, any other general solicitation or general advertisement.

3.12  Residence. If the Investor is an individual, then the Investor resides in the state or province identified in the address of the Investor set forth on the signature page hereto; if the Investor is a partnership, corporation, limited liability company or other entity, then the office or offices of the Investor in which its principal place of business is identified in the address or addresses of the Investor set forth on the signature page hereto.

3.13  Certain Fees. No fees or commissions are or will be payable by such Investor to brokers, finders or investment bankers with respect to the purchase of any of the Securities or the consummation of the transactions contemplated by this Agreement. The Investor agrees that it will indemnify and hold harmless the Company from and against any and all claims, demands or liabilities for broker’s, finder’s, placement, or other similar fees or commissions incurred by such Investor or alleged to have been incurred by such Investor in connection with the purchase of the Securities or the consummation of the transactions contemplated by this Agreement.

3.14  Information. Such Investor shall cooperate reasonably with the Company to provide any information necessary for the Company to make any applicable filings, including but not limited to, filings with the Commission and pursuant to applicable state securities laws.

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3.15  Reliance by the Company. Such Investor understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the applicability of such exemptions and the suitability of such Investor to acquire the Securities.

3.16  Section 13d Group Status. Each Investor represents and warrants that, in connection with the transactions contemplated by this Agreement, it is not acting in concert with, or as part of, a group (within the meaning of Section 13(d)(3) of the 1934 Act with any other Investor or any other person or entity with respect to the Company or its securities. Each Investor further acknowledges that it is not party to any agreement, arrangement, or understanding, whether formal or informal, for the purpose of acquiring, holding, voting, or disposing of any securities of the Company with any other person or entity, and that it is making its investment decision independently and not in coordination with any other Investor. The Company and each Investor acknowledge and agree that nothing contained in this Agreement, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture, or any other kind of group for purposes of Section 13(d) of the 1934 Act or for any other purpose.

4.  Other Agreements.

4.1  Transfer Restrictions

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of an Investor or in connection with a pledge as contemplated in Section 4.1(c), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the 1933 Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of an Investor under this Agreement.

(b) The Investors agree to the imprinting or annotation regarding the Securities if held in DRS, so long as is required by this Section 4.1, of a legend on any of the Securities in substantially the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS SECURITY IS] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND THIS SECURITY WAS ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND SIMILAR EXEMPTIONS UNDER APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

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(c) The Company acknowledges and agrees that an Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the 1933 Act and, if required under the terms of such arrangement, such Investor may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the 1933 Act.

(d) Certificates evidencing the Shares and the Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)) (i) while a registration statement covering the resale of such security is effective under the 1933 Act, (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144 without the requirement for the Company to be in compliance with the current public information requirements under Rule 144 and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the 1933 Act (including judicial interpretations and pronouncements issued by the staff of the Commission) (the date on which any of the foregoing conditions are satisfied with respect to particular Shares or Warrant Shares, the “Legend Removal Date”). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent or to the Investor promptly after the Legend Removal Date if required by the Transfer Agent to effect the removal of the legend or if requested by an Investor. Following the Legend Removal Date, or at such time as such legend is no longer required under this Section 4.1(d), the Company shall, no later than two (2) Trading Days after delivery by an Investor to the Company or the Transfer Agent of a certificate representing the Shares or the Warrant Shares issued with a restrictive legend, deliver or cause to be delivered to such Investor a certificate representing such Shares or Warrant Shares that is free from all restrictive and other legends. The Company shall not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1(d), and certificates for Shares and Warrant Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Investor by crediting the account of the Investor’s prime broker with the Depository Trust Company system as directed by such Investor.

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(e) In addition to such Investor’s other available remedies, the Company shall pay to an Investor, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of Shares or Warrant Shares delivered for removal of the restrictive legend and subject to Section 4.1(d), $5 per Trading Day (increasing to $10 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to an Investor by the Legend Removal Date a certificate representing the Shares or Warrant Shares so delivered to the Company by such Investor that is free from all restrictive and other legends and (b) if after the Legend Removal Date such Investor purchases (in an open market transaction or otherwise) Shares to deliver in satisfaction of a sale by such Investor of all or any portion of the number of Shares or Warrant Shares, or a sale of a number of Shares equal to all or any portion of the number of Shares or Warrant Shares that such Investor anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of such Investor’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the Shares so purchased (the “Buy-In Price”) over the product of (A) such number of Shares or Warrant Shares that the Company was required to deliver to such Investor by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Shares on any Trading Day during the period commencing on the date of delivery by such Investor to the Company of the applicable Shares or Warrant Shares and ending on the date of such delivery and payment under this clause (ii).

(f) Each Investor, severally and not jointly with the other Investors, agrees with the Company that such Investor will sell any Securities pursuant to either the registration requirements of the 1933 Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2  Furnishing of Information. While any Investor holds Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the 1934 Act.

4.3  Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the 1933 Act) that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

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4.4 Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time (as defined below), issue a press release disclosing the material terms of the transactions contemplated hereby, including the use of proceeds described herein, and (b) file or furnish a Report on Form 6-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the 1934 Act. The Company and each Investor shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Investor shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Investor, or without the prior consent of each Investor, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission or any regulatory agency or Trading Market, without the prior approval of such Investor, except (a) as required by federal securities law in connection with (i) the registration for resale of the Shares and Warrant Shares and (ii) the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Investors with prior notice of such disclosure permitted under this clause (b). “Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof.

4.5 Indemnification of Investors. Subject to the provisions of this Section 4.5, the Company will indemnify and hold the Investors and their directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Investor (within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any the Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any Action instituted against the Investor Parties in any capacity, or any of them or their respective Affiliates, by any shareholder of the Company who is not an Affiliate of the Investor Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such Action is solely based upon a material breach of the Investor Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings the Investor Party may have with any such shareholder or any violations by the Investor Party of state or federal securities laws or any conduct by the Investor Party which constitutes fraud, gross negligence or willful misconduct). If any Action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, the Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Investor Party. Any Investor Party shall have the right to employ separate counsel in any such Action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such Action there is, in the reasonable opinion of Investors’ counsel, a material conflict on any material issue between the position of the Company and the position of the Investor Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Investor Party under this Agreement (y) for any settlement by an Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Investor Party’s breach of any of the representations, warranties, covenants or agreements made by the Investor Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.5 shall be made by advancement of periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Investor Party against the Company or others and any liabilities the Company may be subject to pursuant to law; provided, however, that no Investor shall be entitled to any double recovery of damages as a result of the exercise of any other such right.

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4.6  Listing of Shares. The Company hereby agrees to take all action immediately prior to the date hereof to file a Listing of Additional Shares Notification Form with the Principal Market relating to the transaction contemplated hereby. The Company will use commercially reasonable efforts to maintain the listing or quotation of the Shares on the Principal Market on which it is currently listed. The Company further agrees, if the Company applies to have its Shares traded on any other trading market, it will then include in such application all of the Shares and the Warrant Shares and will take such other action as is necessary to cause all of the Shares and the Warrant Shares to be listed or quoted on such other trading market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Shares on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market and any other trading market. The Company agrees to maintain the eligibility of the Shares for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

4.7  Resale Registration.

(a) The Company shall prepare and file with the Commission a registration statement on Form F-3 (or, if Form F-3 is not then available to the Company, such other form as is then available to register the resale of the Shares and Warrant Shares) covering the resale of all of the Shares and Warrant Shares issued pursuant to this Agreement or issuable upon exercise of the Warrants (the “Registration Statement”) no later than thirty (30) calendar days following the Closing Date (the “Filing Date”). The Company shall use commercially reasonable to cause the Registration Statement to be declared effective by the Commission as promptly as practicable, and no later than ninety (90) calendar days following the Closing Date (the “Effectiveness Date”). If the Commission notifies the Company that it will not review the Registration Statement or has no comments thereto, the Effectiveness Date shall be no later than five (5) Trading Days after the date on which the Company receives such notification from the Commission. The Effectiveness Date shall be subject to extension by one (1) business day for each business day that a full or partial federal government shutdown preventing the Commission from declaring such registration statement effective is in effect on or after the Filing Date. The Company shall also take all actions necessary to maintain the continuous effectiveness of the Registration Statement for so long as any Shares or Warrant Shares remain outstanding and are not freely tradable without restriction under Rule 144. The Company shall qualify or register such securities under applicable blue sky laws in such jurisdictions as reasonably requested by the Investors; provided, however, that the Company shall not be required to qualify to do business, subject itself to general service of process, or become subject to taxation in any such jurisdiction.

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(b) If (i) the Registration Statement is not filed with the Commission on or before the Filing Date, (ii) the Registration Statement has not been declared effective by the Commission on or before the Effectiveness Date, or (iii) after the Registration Statement has been declared effective, it ceases to remain continuously effective, or the Investors are otherwise unable to use the prospectus included therein to resell the Shares and the Warrant Shares for any period of more than thirty (30) consecutive calendar days or more than an aggregate of sixty (60) calendar days (whether or not consecutive) during any twelve (12)-month period (each, an “Event,” and the date on which such Event occurs, the “Event Date”), then, in addition to any other rights available to the Investors, the Company shall pay to each Investor, as partial liquidated damages and not as a penalty, an amount in cash equal to one-and-a-half percent (1.5%) of the Subscription Amount for each thirty (30)-day period (pro-rated for partial periods) that any such Event remains uncured. Liquidated damages shall accrue and be payable on a daily basis, without the need for any demand or notice by the Investors. If the Company fails to make any payment pursuant to this Section 4.7(b) when due, the Company shall pay interest on such overdue amounts at a rate of eighteen percent (18%) per annum (or, if lower, the maximum amount permitted by applicable law), accruing daily from the date due until paid in full. The obligations set forth in this Section 4.8 shall survive any termination of this Agreement and shall be in addition to any other rights or remedies available to the Investors at law or in equity.

(c) The Company shall indemnify, defend and hold harmless each Investor, its affiliates, and their respective directors, officers, partners, members, managers, employees, agents and representatives, and each underwriter, if any, and each person, if any, who controls any Investor or underwriter within the meaning of the 1933 Act or the 1934 Act, against any and all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees and expenses) arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus or any amendment or supplement thereto, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon information furnished in writing to the Company by such Investor or underwriter expressly for use therein. The Company shall also reimburse such persons for any legal or other expenses reasonably incurred in connection with investigating, defending or settling any such loss, claim, damage, liability or action. In the event that the foregoing indemnification is unavailable or insufficient to hold any such person harmless, then the Company shall contribute to the amount paid or payable by such person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Investor, underwriter or controlling person, on the other hand, in connection with the statements or omissions that resulted in such loss, claim, damage, liability or expense. The obligations of the Company under this Section 4.7(c) shall survive the completion of the offering and any termination of this Agreement.

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4.8  Certain Transactions and Confidentiality. Each of the Investors represents and covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it has or will execute any purchases or sales, including short sales of any of the Company’s securities during the period commencing with the negotiations of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the Form 6-K as described in Section 4.4. Each of the Investors covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the Form 6-K as described in Section 4.4, the Investor will maintain the confidentiality of the existence and terms of this transaction and the information included herein. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) none of the Investors makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the Form 6-K as described in Section 4.4, (ii) no Investor shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the Form 6-K as described in Section 4.4 and (iii) no Investor shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its Subsidiaries after the issuance of the Form 6-K as described in Section 4.4. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Investor’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.9  Blue Sky Filings. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Investors at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Investor.

4.10 Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by the Investors in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and Investor effecting a pledge of Securities shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

4.11 Reservation of Shares. So long as any of the Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the maximum number of Shares issuable upon exercise of all the Warrants (without regard to any limitations on the exercise of the Warrants set forth therein).

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4.12  Restructure of Terms. In the event any changes in the terms of this Agreement or the Securities are required by a Trading Market, the Investors, in their sole discretion, may opt to terminate this Agreement or proceed with such terms as necessary to obtain all required approvals.

5.  Miscellaneous.

5.1  Governing Law; Specific Enforcement; Submission to Jurisdiction; Waiver of Jury Trial.

This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to the conflicts of law principles of such state.

(b) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the courts described in this Section 5.1, without proof of damages or otherwise (in each case, subject to the terms and conditions of this Section 5.1) (and each party hereto acknowledges and agrees that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5.1 shall not be required to provide any bond or other security in connection with any such order or injunction), this being in addition to any other remedy to which they are entitled at law or in equity. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, or that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law.

(c) Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Supreme Court of the State of New York, New York County, and the United States District Court for the Southern District of New York, for the purposes of any demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation by or before any governmental entity or any arbitration or mediation tribunal (“Action”) or other proceeding arising out of this Agreement and the rights and obligations arising hereunder, and irrevocably and unconditionally waives any objection to the laying of venue of any such Action or proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action or proceeding has been brought in an inconvenient forum. Each party hereto agrees that service of any process, summons, notice or document by registered mail to such party’s respective address set forth on the signature pages attached hereto shall be effective service of process for any such Action or proceeding.

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(d) Each party hERETO Hereby waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect OF any ACTION, CLAIM OR OTHER PROCEEDING directly or indirectly arising out of, under or in connection with this Agreement. Each party HERETO (i) certifies that no Representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of ANY ACTION, CLAIM OR OTHER PROCEEDING, seek to enforce the foregoing waiver, (ii) it understands and has considered the implications of such waiver, (iii) it makes such waiver voluntarily and (iv) acknowledges that it and the other parties HERETO have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this SECTION 5.1.

5.2  Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

5.3  Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.4  Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by e-mail or facsimile, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 5.4).

5.5  Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

5.6  Aggregation of Shares. All Shares held or acquired by any Affiliate entities or Persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

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5.7  Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

5.8  Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and one or more Investors purchasing rights to at least 50.1% of the Securities in the transactions contemplated hereby, or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of the Investor relative to the comparable rights and obligations of the other Investors shall require the prior written consent of such adversely affected Investor. Any amendment effected in accordance with this Section 5.8 shall be binding upon each Investor and holder of Securities and the Company.

5.9  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors (other than by merger or other change of control transaction). Each of the Investors may assign any or all of its rights under this Agreement to any Person to whom the Investor assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of this Agreement and the Warrants that apply to the Investor.

5.10  Further Assurances. Each of the Company and the Investors shall use its respective commercially reasonable efforts to take, or cause to be taken, all actions to assist and cooperate with the other parties hereto in doing all necessary items to consummate the transactions hereby contemplated.

5.11 Fees. The Company shall reimburse the Investors for all out-of-pocket costs and expenses (including, without limitation, the reasonable attorneys’ fees of Investor A (as defined on the signature page hereto) and/or its affiliates in an aggregate amount not to exceed $65,000) incurred by the Investors relating to or arising out of the transactions contemplated hereby, including in connection with the sale of the Securities to the Investors and the filing, registration and effectiveness of the Registration Statement (other than underwriting discounts and commissions applicable to the resale of such securities by the Investors). In addition, the Company shall be responsible for the payment of any transfer agent fees, DTC fees or broker’s commissions relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees, and out-of-pocket expenses) arising in connection with any claim relating to any such payment.

5.12 Independent Nature of Investor; No Group. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor. Each Investor shall be entitled to independently protect and enforce its rights hereunder, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that the Investor(s) are not acting in concert or as a ‘group’ (within the meaning of Section 13(d) of the 1934 Act) with respect to the transactions contemplated hereby or the securities of the Company.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

FUSION FUEL GREEN PLC		Address for Notice:

9 Pembroke Street Upper
By:		Dublin 2, D02 YX28, Ireland Attn:
Name:	John-Paul Backwell	John-Paul Backwell
Title:	Chief Executive Officer	Email: jpbackwell@fusion-fuel.eu

With a copy to (which shall not constitute notice):

Counsel: Bevilacqua PLLC

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR INVESTORS FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investor: ___________________________________________

Signature of Authorized Signatory of Investor: ______________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory:___________________________________________________

Email Address of Authorized Signatory:_____________________________________________________

Address for Notice to Investor:____________________________________________________________

Address for Delivery of Securities to Investor (if not same as address for notice): _______________________________________________________________________

Subscription Amount: ________________________________________________

Number of Shares: _________________

Number of Pre-Funded Warrant Shares: _________________

Pre-Funded Warrant Shares: Beneficial Ownership Limitation ☐ 4.99% or ☐ 9.99%

Number of 150% Price Warrant Shares: ________ [number of Shares plus Pre-Funded Warrants]

Number of 200% Price Warrant Shares: ________ [number of Shares plus Pre-Funded Warrants]

Common Warrant Shares: Beneficial Ownership Blocker ☐ 4.99% or ☐ 9.99%

Exhibit A

Form of Pre-Funded Warrant

(See attached)

Exhibit B

Form of 150% Price Warrant

(See attached)

Exhibit C

Form of 200% Price Warrant

(See attached)